Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Actavis Funding SCS (CUSIP 00507UAM3)


Date Purchased:			03/03/15


Price Per Share:		99.951 USD


Shares Purchased
by the Portfolio *:		19,490,000


Total Principal Purchased
by the Portfolio *:		19,480,450 USD


Commission or Spread:		0.450%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Actavis Funding SCS (CUSIP 00507UAP6)


Date Purchased:			03/03/15


Price Per Share:		99.995 USD


Shares Purchased
by the Portfolio *:		9,010,000


Total Principal Purchased
by the Portfolio *:		9,009,550 USD


Commission or Spread:		0.600%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Actavis Funding SCS (CUSIP 00507UAS0)


Date Purchased:			03/03/15


Price Per Share:		99.645 USD


Shares Purchased
by the Portfolio *:		1,433,000


Total Principal Purchased
by the Portfolio *:		1,427,913 USD


Commission or Spread:		0.650%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Actavis Funding SCS (CUSIP 00507UAT8)


Date Purchased:			03/03/15


Price Per Share:		99.570 USD


Shares Purchased
by the Portfolio *:		2,104,000


Total Principal Purchased
by the Portfolio *:		2,094,953 USD


Commission or Spread:		0.875%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			American International Group, Inc. (CUSIP 026874DC8)


Date Purchased:			01/12/15


Price Per Share:		99.669 USD


Shares Purchased
by the Portfolio *:		1,336,000


Total Principal Purchased
by the Portfolio *:		1,331,578 USD


Commission or Spread:		0.875%


Broker:				U.S. Bancorp Investments, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			American International Group, Inc. (CUSIP 026874DB0)


Date Purchased:			01/12/15


Price Per Share:		99.550 USD


Shares Purchased
by the Portfolio *:		2,432,000


Total Principal Purchased
by the Portfolio *:		2,421,056 USD


Commission or Spread:		0.875%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Barclays plc (CUSIP 06738EAE5)


Date Purchased:			03/09/15


Price Per Share:		99.685 USD


Shares Purchased
by the Portfolio *:		4,553,000


Total Principal Purchased
by the Portfolio *:		4,538,658 USD


Commission or Spread:		0.450%


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			BorgWarner, Inc. (CUSIP 099724AJ5)


Date Purchased:			03/09/15


Price Per Share:		99.798 USD


Shares Purchased
by the Portfolio *:		1,728,000


Total Principal Purchased
by the Portfolio *:		1,724,509 USD


Commission or Spread:		0.650%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Burlington Northern Santa Fe LLC (CUSIP 12189LAW1)


Date Purchased:			03/04/15


Price Per Share:		99.673 USD


Shares Purchased
by the Portfolio *:		784,000


Total Principal Purchased
by the Portfolio *:		781,436 USD


Commission or Spread:		0.875%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Cigna Corp. (CUSIP 125509BU2)


Date Purchased:			03/11/15


Price Per Share:		99.938 USD


Shares Purchased
by the Portfolio *:		3,925,000


Total Principal Purchased
by the Portfolio *:		3,922,567 USD


Commission or Spread:		0.650%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Citigroup, Inc. (CUSIP 172967JH5)


Date Purchased:			01/29/15


Price Per Share:		99.924 USD


Shares Purchased
by the Portfolio *:		3,950,000


Total Principal Purchased
by the Portfolio *:		3,946,998 USD


Commission or Spread:		0.250%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Citigroup, Inc. (CUSIP 172967JK8)


Date Purchased:			03/13/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		4,512,000


Total Principal Purchased
by the Portfolio *:		4,512,000 USD


Commission or Spread:		1.500%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Deutsche Bank AG (CUSIP 25152RYD9)


Date Purchased:			02/10/15


Price Per Share:		99.881 USD


Shares Purchased
by the Portfolio *:		2,431,000


Total Principal Purchased
by the Portfolio *:		2,428,107 USD


Commission or Spread:		0.150%


Broker:				Deutsche Bank Securities


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			GATX Corp. (CUSIP 361448AV5)


Date Purchased:			02/03/15


Price Per Share:		100.838 USD


Shares Purchased
by the Portfolio *:		1,826,000


Total Principal Purchased
by the Portfolio *:		1,853,962 USD


Commission or Spread:		0.600%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (The) (CUSIP 38148LAA4)


Date Purchased:			01/20/15


Price Per Share:		99.812 USD


Shares Purchased
by the Portfolio *:		3,644,000


Total Principal Purchased
by the Portfolio *:		3,637,149 USD


Commission or Spread:		0.350%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (The) (CUSIP 38148LAC0)


Date Purchased:			01/20/15


Price Per Share:		99.958 USD


Shares Purchased
by the Portfolio *:		1,722,000


Total Principal Purchased
by the Portfolio *:		1,721,277 USD


Commission or Spread:		0.450%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Laboratory Corp. of America Holdings
				(CUSIP 50540RAR3)


Date Purchased:			01/21/15


Price Per Share:		99.888 USD


Shares Purchased
by the Portfolio *:		1,812,000


Total Principal Purchased
by the Portfolio *:		1,809,971 USD


Commission or Spread:		0.600%


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Penske Truck Leasing Co. L.P. / PTL Finance Corp.
				(CUSIP 709599AS3)


Date Purchased:			01/26/15


Price Per Share:		99.957 USD


Shares Purchased
by the Portfolio *:		3,129,000


Total Principal Purchased
by the Portfolio *:		3,127,655 USD


Commission or Spread:		0.525%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Rockwell Automation, Inc. (CUSIP 773903AG4)


Date Purchased:			02/11/15


Price Per Share:		99.990 USD


Shares Purchased
by the Portfolio *:		2,060,000


Total Principal Purchased
by the Portfolio *:		2,059,794 USD


Commission or Spread:		0.650%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC



Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Union Pacific Corp. (CUSIP 907818EB0)


Date Purchased:			01/26/15


Price Per Share:		99.697 USD


Shares Purchased
by the Portfolio *:		389,000


Total Principal Purchased
by the Portfolio *:		387,821 USD


Commission or Spread:		0.875%


Broker:				Credit Suisse Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Union Pacific Corp. (CUSIP 907818EC8)


Date Purchased:			01/26/15


Price Per Share:		99.576 USD


Shares Purchased
by the Portfolio *:		485,000


Total Principal Purchased
by the Portfolio *:		482,944 USD


Commission or Spread:		0.875%


Broker:				Credit Suisse Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Waste Management, Inc. (CUSIP 94106LBA6)


Date Purchased:			02/18/15


Price Per Share:		99.574 USD


Shares Purchased
by the Portfolio *:		1,273,000


Total Principal Purchased
by the Portfolio *:		1,267,577 USD


Commission or Spread:		0.650%


Broker:				Deutsche Bank Securities


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Waste Management, Inc. (CUSIP 94106LBB4)


Date Purchased:			02/18/15


Price Per Share:		99.834 USD


Shares Purchased
by the Portfolio *:		1,434,000


Total Principal Purchased
by the Portfolio *:		1,431,620 USD


Commission or Spread:		0.875%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Zimmer Holdings, Inc. (CUSIP 98956PAF9)


Date Purchased:			03/10/15


Price Per Share:		99.765 USD


Shares Purchased
by the Portfolio *:		8,320,000


Total Principal Purchased
by the Portfolio *:		8,300,448 USD


Commission or Spread:		0.650%


Broker:				Credit Suisse Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Zimmer Holdings, Inc. (CUSIP 98956PAG7)


Date Purchased:			03/10/15


Price Per Share:		99.342 USD


Shares Purchased
by the Portfolio *:		2,202,000


Total Principal Purchased
by the Portfolio *:		2,187,511 USD


Commission or Spread:		0.875%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Valero Energy Corp. (CUSIP 91913YAS9)


Date Purchased:			03/10/15


Price Per Share:		99.709 USD


Shares Purchased
by the Portfolio *:		4,254,000


Total Principal Purchased
by the Portfolio *:		4,241,621 USD


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Metropolitan Transportation Authority Build
				America Bonds (CUSIP 59259Y5J4)


Date Purchased:			03/12/15


Price Per Share:		112.117 USD


Shares Purchased
by the Portfolio *:		2,320,000


Total Principal Purchased
by the Portfolio *:		2,601,114 USD


Commission or Spread:		0.504 USD


Broker:				Bank of America Merrill Lynch


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (The) (CUSIP 38148BAB4)


Date Purchased:			04/16/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		1,903,000


Total Principal Purchased
by the Portfolio *:		1,903,000 USD


Commission or Spread:		1.500 USD


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Goldman Sachs Group, Inc. (The) (CUSIP 38148LAE6)


Date Purchased:			05/19/15


Price Per Share:		99.678 USD


Shares Purchased
by the Portfolio *:		5,245,000


Total Principal Purchased
by the Portfolio *:		5,228,111 USD


Commission or Spread:		0.450%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Reynolds American, Inc. (CUSIP 761713BE5)


Date Purchased:			06/09/15


Price Per Share:		99.697 USD


Shares Purchased
by the Portfolio *:		1,101,000


Total Principal Purchased
by the Portfolio *:		1,000,802 USD


Commission or Spread:		0.650%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Reynolds American, Inc. (CUSIP 761713BG0)


Date Purchased:			06/09/15


Price Per Share:		99.697 USD


Shares Purchased
by the Portfolio *:		1,731,000


Total Principal Purchased
by the Portfolio *:		1,725,755 USD


Commission or Spread:		0.650%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Reynolds American, Inc. (CUSIP 761713BC9)


Date Purchased:			06/09/15


Price Per Share:		99.983 USD


Shares Purchased
by the Portfolio *:		1,397,000


Total Principal Purchased
by the Portfolio *:		1,396,763 USD


Commission or Spread:		0.350%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			PacifiCorp (CUSIP 695114CS5)


Date Purchased:			06/16/15


Price Per Share:		99.872 USD


Shares Purchased
by the Portfolio *:		3,804,000


Total Principal Purchased
by the Portfolio *:		3,799,131 USD


Commission or Spread:		0.650%


Broker:				Mitsubishi UFJ Securities, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Occidental Petroleum Corp. (CUSIP 674599CF0)


Date Purchased:			06/18/15


Price Per Share:		98.929 USD


Shares Purchased
by the Portfolio *:		890,000


Total Principal Purchased
by the Portfolio *:		880,468 USD


Commission or Spread:		0.750%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Norfolk Southern Corp. (CUSIP 655844BQ0)


Date Purchased:			05/28/15


Price Per Share:		99.768 USD


Shares Purchased
by the Portfolio *:		1,264,000


Total Principal Purchased
by the Portfolio *:		1,261,068 USD


Commission or Spread:		0.875%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			JPMorgan Chase & Co. (CUSIP 46625HKK5)


Date Purchased:			04/14/15


Price Per Share:		100.000 USD


Shares Purchased
by the Portfolio *:		2,400,000


Total Principal Purchased
by the Portfolio *:		2,400,000 USD


Commission or Spread:		1.250 USD


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			HCP, Inc. (CUSIP 40414LAN9)


Date Purchased:			05/14/15


Price Per Share:		99.126 USD


Shares Purchased
by the Portfolio *:		2,559,000


Total Principal Purchased
by the Portfolio *:		2,536,634 USD


Commission or Spread:		0.650%


Broker:				Wells Fargo Advisors


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Exelon Corp. (CUSIP 30161NAH4)


Date Purchased:			06/08/15


Price Per Share:		99.981 USD


Shares Purchased
by the Portfolio *:		959,000


Total Principal Purchased
by the Portfolio *:		958,818 USD


Commission or Spread:		0.600%


Broker:				Goldman Sachs & Co.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Barclays plc (CUSIP 06738EAG0)


Date Purchased:			06/01/15


Price Per Share:		99.575 USD


Shares Purchased
by the Portfolio *:		3,730,000


Total Principal Purchased
by the Portfolio *:		3,714,148 USD


Commission or Spread:		0.325%


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets LLC


Metropolitan Series Fund BlackRock Bond Income Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Bond Income Portfolio


Security:			Comcast Corp. (CUSIP 20030NBP5)


Date Purchased:			05/19/15


Price Per Share:		99.939 USD


Shares Purchased
by the Portfolio *:		3,291,000


Total Principal Purchased
by the Portfolio *:		3,288,992 USD


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC



Metropolitan Series Fund BlackRock Capital Appreciation Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/15 through 06/30/15


Portfolio:			BlackRock Capital Appreciation Portfolio


Security:			Actavis plc (CUSIP G0083B108)


Date Purchased:			02/25/15


Price Per Share:		288.000 USD


Shares Purchased
by the Portfolio *:		23,300


Total Principal Purchased
by the Portfolio *:		6,710,400 USD


Commission or Spread:		2.440%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC